CAPITAL RISK MANAGEMENT (Tables)	12 Months Ended
Mar. 31, 2024
Capital Risk Management [Abstract]
Disclosure of detailed information about capital risk management
The level of debt versus equity in the capital structure is monitored, and the ratios are as follows:

		2024	2023
Total long-term debt (Note 19)		$3,074.3	$3,250.1
Less: cash and cash equivalents		(160.1)	(217.6)
Net debt		$2,914.2	$3,032.5
Equity		4,302.6	4,588.9
Total net debt plus equity		$7,216.8	$7,621.4
Net debt-to-capital	%	40.4%	39.8